                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1996 to August 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Phyllis A. Knight
                                           --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                                GREEN TREE TRUST
                                     1996-B
                                 MONTHLY REPORT
                                  August 1996

                                       Distribution Date: 9/16/96
                                       CUSIP#:  393505 LR1
                                       Trust Account:  3334726-0

     A.        Collected Amount                                $816,728.24

     B.        Delinquent Payments Advanced/Recovered              (886.44)

     C.        Aggregate Repurchase Price for Contracts
               to be Repurchased                                       .00

     D.        Amount Available (A+B+C)                         815,841.80

     E.        Monthly Principal (6.45%)                        113,084.41

               (1)  Regular Principal Payments       $254,446.51
               (2)  Principal Prepayments             316,659.49
               (3)  Delinquent Principal Advanced      21,211.06
               (4)  Net Losses                         27,125.41
               (5)  Contracts Repurchased due to
                    Breach of Representations and
                    Warranties (See attached)                .00
               (6)  Bankruptcy Write-Down                    .00
               (7)  Delinquent Payments Recovered     (21,250.11)
               (8)  Unpaid Principal from Prior Months       .00

                    Total Principal                             598,192.36

     G.        Monthly Servicing Fee (.75%)                      13,149.35

     H.        Advances Reimbursed                               33,318.27

     I.        Guaranty Fee                                      91,415.68

     J.        Shortfall ((E+F+(if Company is not the
               Servicer)G)-D)                                          .00

     K.        Guaranty Payment (lesser of J or Guaranty
               Amount from prior month)                                .00

     L.        Aggregate Certificate Principal Balance       20,440,767.96


                       GREEN TREE FINANCIAL CORPORATION
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.45%
                               GREEN TREE TRUST
                                    1996-B
                                MONTHLY REPORT
                                  August 1996
                                    Page 2

                                            Distribution Date: 9/16/96
                                            CUSIP#: 393505 LR1
                                            Trust Account: 3334726-0

M.   New Guaranty Amount (lessor of (1) Guaranty
     Amount from prior month - K or (2)L)                  2,513,072.00

N.   Pool Scheduled Principal Balance                     20,440,767.96

O.   Pool Factor
     (1)  Previous Month Pool Factor                          .83718073
     (2)  Current Month Pool Factor                           .81337750

P.   Aggregate Scheduled Balances and Number of
     Delinquent Contracts

     (a)  31-59 days          106,168.00     18
     (b)  60-89 days           45,776.89      7
     (c)  90 or more days      43,449.07      5

Q.   Liquidated Contracts                          # 4        27,271.19

     (1)  Net Liquidation Loss                                29,294.06

R.   Number of Loans Remaining                                    4,184

S.   Number and Principal Balance of Contracts
     with FHA Claims finally rejected, or no FHA
     claim was submitted because FHA Insurance
     was unavailable                               # 15       66,703.77

T.   Average Sixty-Day Delinquency Ratio                            .44

U.   Current Realized Loss Ratio                                    .14

V.   Cumulative Realized Loss Ratio                                 .31

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-B
                                  August 1996
                              Defaulted Contracts


                                          Repurchase      Loss at
Account #     Principal      Interest       Amount       Sale Date
- ---------     ----------     --------     ----------     ----------
15708876        6,137.42       32.98        6,170.40       6,597.63
15715395       12,725.86       68.40       12,794.26      13,767.58
15717606        2,857.74       15.36        2,873.10       3,226.06
15721506        5,404.39       29.04        5,433.43       5,702.79

TOTALS        $27,125.41     $145.78      $27,271.19     $29,294.06
              ==========     =======      ==========     ==========